SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                        AIM INVESTMENT SECURITIES FUNDS


     This Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (this "Amendment") amends, effective as of August 8, 2002, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") dated as of May 15, 2002, (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.


     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment:

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August 8, 2002.



                                              /s/ Robert H. Graham
                                             -------------------------------
                                             Name:   Robert H. Graham
                                             Title:  President

                          EXHIBIT 1 TO AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                        AIM INVESTMENT SECURITIES FUNDS


                                  "SCHEDULE A

                        AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

   PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
   ---------                                     -------------------------

   AIM High Yield Fund                                Class A Shares
                                                      Class B Shares
                                                      Class C Shares

   AIM High Yield Fund II                             Class A Shares
                                                      Class B Shares
                                                      Class C Shares

   AIM Income Fund                                    Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares

   AIM Intermediate Government Fund                   Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares

   AIM Limited Maturity Treasury Fund                 Class A Shares
                                                      Class A3 Shares
                                                Institutional Class Shares

   AIM Money Market Fund                              Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                  AIM Cash Reserve Shares

   AIM Municipal Bond Fund                            Class A Shares
                                                      Class B Shares
                                                      Class C Shares

   AIM Short Term Bond Fund                           Class C Shares

   AIM Total Return Bond Fund                         Class A Shares
                                                      Class B Shares
                                                      Class C Shares"